Other Operating (Expense) Income, Net	12 Months Ended
Dec. 31, 2023
Other Operating (Expense) Income, Net [Abstract]
Other operating (expense) income, net

NOTE 7: Other operating (expense) income, net

Thousands of $ For the years ended December 31	2023	2022	2021
Grant subsidies – The Netherlands	62	5	382
Grant subsidies – USA	-	-	659
Fair value adjustments	(588)	515	176
Other operating income	65	39	53
Other operating expenses	-	-	(109)
Total other operating (expense) income, net	(461)	559	1,161

Other operating (expense) income, net for the year ended December 31, 2023, primarily consisted of a negative fair value adjustment of $588,000, which primarily consisted of an adjustment for the contingent consideration liability, partially offset by a positive fair value adjustment of $37,000 related to the NovioGendix contingent liability.

Other operating (expense) income, net for the year ended December 31, 2022, primarily consisted of a positive fair value adjustment of $632,000 of the contingent consideration related to the acquisition of NovioGendix in 2015, partially offset by a negative fair value adjustment of $117,000 related to the initial Kreos drawdown derivative financial instrument.

Other operating (expense) income, net for the year ended December 31, 2021, primarily consisted of a $659,000 grant from the U.S. Department of Health and Humas Services as well as a $382,000 grant from the Dutch government NOW grants, both considered support for COVID-19 inefficiencies.